UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2004

APHTON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19122	95-3640931
(State or Other Jurisdiction of Incorporation)	(Commission File Number )	(I.R.S. Employer Identification No.)

80 S.W. Eighth Street Miami, Florida	33130
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code (305) 374-7338

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 15, 2004, Aphton Corporation issued a press release announcing its financial results and operating highlights for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 19, 2004	APHTON CORPORATION

/S/ FREDERICK W. JACOBS
Frederick W. Jacobs
Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated March 15, 2004.

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